. . . 1 The 1Q 2022 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.2 to Form 8-K filed with the SEC on April 28, 2022. Exhibit 99.2 OceanFirst Financial Corp. 1Q 2022 Investor Presentation1 April 2022

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 or any other pandemic on our operations and financial results and those of our customers, changes in interest rates, inflation, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.2 to Form 8-K as filed with the SEC on April 28, 2022. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Strategic and Operational Focus 3 Outstanding and Proven Growth Efficiency Cost Model Focused on Investment in Technology Efficient Funding Base and Competitive Spreads Strategic Capital Utilization Significant top-line revenue growth driven by robust loan and deposit growth. Optimized branch network by refocusing spend on technology to enhance our customer experience and operational efficiency. NIM continues to trend upward with continued expansion spurred by loan growth, our asset-sensitive balance sheet, and low deposit funding. Significant stockholder capital returns, minimally dilutive acquisitions, maintaining strong regulatory capital thresholds.

. . .First Quarter 2022 Financial Highlights 4 Performance Year-over-Year (1) Core metrics exclude merger related expenses, net branch consolidation expenses, net loss/gain on equity investments, and the income tax effect of these items, (collectively referred to as “non-core” items). TBV (tangible book value) per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the Non- GAAP reconciliation in the Earnings Release for additional information. (2) PTPP (Pre-tax Pre-provision) excludes the pre-tax “non-core” items along with income tax expense (benefit) and credit loss provision (benefit). Refer to the Non-GAAP reconciliation in the Earnings Release for additional information. (3) NIM (Net Interest Margin) +11.4% +15.5% Core Diluted EPS 1 Core Diluted PTPP per Share 1, 2 +8.7% +14.0% Core Earnings 1 Core PTPP 1, 2 +$486MM +22.5% Gross Loans Annualized Loan Growth +$323MM +13.3% Deposits Annualized Deposit Growth Performance Quarter-over-Quarter +4.5% +25bps TBV per Share 1 NIM 3

. . .Proven Historical Net Interest Income and Loan Growth 5 76,829 120,262 169,218 240,502 255,971 312,951 305,338 84,227 3.25% 2015 2016 3.18% 3.71% 3.46% 2019 3.52% 2017 2018 3.62% 341,587 3.16% 2020 2.92% 2021 Q1-22 Net Interest Margin Annualized Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 23.8% 1,135 1,187 2,023 2,296 3,492 4,378 4,608 534 570 741 793 1,145 1,055 1,057 145 831 1,704 1,749 2,045 2,321 2,309 2,480 2,688 193 511 9,109 2015 6,214 291 7,756 2016 153 281 2020 188 475 305 2018 408 Q1-22 396 2019 339 471 449 2021 253 503 1,988 3,817 3,975 5,589 261 308 2017 8,623 C&I LoanHome Equity & Consumer Residential Investor CREOwner Occupied CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 42.2% Owner Occupied CRE / C&I CAGR 21.9%

. . .Successful Commercial Loan Growth 6 49% 2015 Q1-22 68% +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q1-22 53% of Commercial Loans Originated in Philadelphia and NY Emphasis on Commercial Increase of $5.2B in Commercial Loans since 2015 44% 31% 22% 3% New Jersey New York Boston / Baltimore Philadelphia Total: $6.2B

. . .Continued Focus on Growing Core Deposits1 7 Shift Toward Non-Interest Bearing Deposits ($’millions) 1,661 3,542 3,736 4,948 5,393 8,055 8,958 9,169 647 607 866 936 1,373 775 887 202120192015 255 2020 10,056 1,916 2016 2017 9,733 2018 Q1-22 4,3434,189 5,814 6,329 9,428 Non-Core Core (1) Core deposits represent all deposits less time deposits. Organic Deposit Growth Bolstered by Acquisitions ($’millions) 10,056 2019 $2,123 $123 2015 $9,733 $449 20172016 $1,616 2018 $1,894 2020 2021 Q1-22 $1,916 $4,187 $4,343 $5,814 $6,329 $9,428 Acquired Deposits Organic Deposits 58% 42% Commercial Consumer Total: $10.1B Average Cost of Deposits Q1-22 Int. Bearing Checking 0.20% Money Market 0.16% Savings 0.03% Time Deposits 0.77% Total (incl. non-int bearing) 0.16%

Expense Discipline and Focused Investment

Core Non-Interest Expense[1] ($'000)



50,291
9,453
40,838
51,198
10,446
40,752
54,434
11,212
43,222
57,097
13,971
43,126
55,128
12,326
42,802
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Technology Expense
Other Core Non-Int Exp

Core Efficiency Ratio[1]



1.78%
58.37%
1.78%
60.06%
1.84%
62.22%
1.90%
62.57%
1.87%
57.51%
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Core Efficiency Ratio
Core Non-Interest Expense to Average Assets (Annualized)

- Q1-22 expenses have moderated from the elevated levels in Q4-21 that were driven by (i) core conversion; (ii) a year-end adjustment to the incentive plan; and (iii) expenses associated with the contribution of additional shares to the ESOP. The branch optimization strategy has also contributed to the reduced level of expenses in Q1-22.
- Technology expense, which represents data processing, communications, and digitally focused departments, accounted for 22.4% of total core non-interest expense in Q1-22. For the full year 2021, these costs accounted for 21.1% of core non-interest expense.

8

(1) Core metrics exclude merger related expenses, net branch consolidation expenses, and net loss/gain on equity investments. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information.

OCEANFIRST

. . .Operational Efficiency 9 Deposits per Branch ($’millions) (52) bps2.39% 1.87% 2015 Q1-22 Core Non-interest Expense 1 to Total Avg. Assets (Annualized) 71 69 94 99 113 152 207 265 20162015 2018 20192017 2020 2021 Q1-22 3.7x Operating Efficiency ($’millions) 7 7 8 9 9 12 13 13 96 85 118 127 147 185 250 320 Q1-2220192015 2016 2017 20212018 2020 Assets per FTE Assets per Branch Branch optimization fully completed by end of Q1-22 (1) Core metrics exclude merger related expenses, net branch consolidation expenses, and net loss/gain on equity investments. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information.

Growth in Net Interest Margin

Core NIM[1] vs NIM



3.18%
3.06%
2.93%
2.89%
2.93%
2.99%
2.81%
2.75%
2.73%
2.75%
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
NIM
Core NIM

Q1-22 NIM Bridge



2.99%
0.17%
(0.09)%
0.11%
3.18%
Q4-21 NIM
Reduction in excess liquidity
Impact of prepayment fees, PPP fees, and purchase accounting accretion
Rate environment and other, net
Q1-22 NIM

Tailwinds

- Average loan growth since 3Q-21 was ~$460MM and the loan pipeline of $515MM remains strong at March 31, 2022. In addition, end of period loan balances are $269MM higher than average balances for the quarter.
- Loan-to-deposit position provides funding base for future loan growth.
- Asset-sensitive balance sheet well-positioned for rising interest rates.

Headwinds

- Competitive market environment as peers compete on rate for quality credit.

10

(1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information.

OceanFirst

. . .Generating Consistent and Attractive Returns 11 Book Value and Tangible Book Value per Common Share1 Core ROAA and ROTE1 • Increase in tangible book value per common share versus linked quarter when many banks experienced a decline. In addition, tangible book value per common share increased by 4.5% (or $0.68 per share) versus Q1-21. • Repurchased 100,444 shares in Q1-22; 3.2 million shares remain available for repurchase. Capital Management ($’millions) 15.26 15.58 15.78 15.93 15.94 25.22 25.47 25.63 25.58 Q1-22Q2-21 Q3-21 24.84 Q1-21 Q4-21 Book Value per Share Tangible Book Value per Common Share 0.98% 12.04% Q3-21Q1-21 11.04% 1.02%0.94% Q2-21 10.62% 0.90% 11.30% 0.95% Q4-21 Q1-22 11.55% Core ROTE Core ROAA 10 10 10 10 10 10 11 10 5 2 Q3-21 8.83% Q2-21Q1-21 8.78% 9.01% Q1-22 8.89% 8.60% Q4-21 Tangible Stockholders Equity to Tangible Assets1 Share Repurchases QTD Cash Dividend QTD (1) Core metrics exclude merger related expenses, net branch consolidation expenses, net loss/gain on equity investments, and the income tax effect of these items. Tangible book value and tangible assets exclude goodwill, core deposit intangible, and preferred equity. Refer to the Non- GAAP reconciliation in the Earnings Release for additional information.

. . .Business Model Strength Driving Significant Capital Return 12 $0.49 $1.01 $1.55 $2.15 $2.77 $3.45 $4.13 $4.81 $4.98 $0.55 $0.94 $1.04 $1.09 $1.39 $1.97 $2.25 $2.86 $2.89 $15.93 2017 $12.33 20152013 $13.67 $15.62 $12.94 2016 $13.58 $14.26 2018 $23.81 2019 $14.98 2020 $12.91 $15.94 $12.33 $13.95 $15.53 2014 $16.82 $18.42 $20.55 $21.36 $23.60 2021 $15.13 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS) is attributed to:  Minimally dilutive and strategic acquisitions in critical new markets.  Stock buybacks  Repurchased 100,444 shares in Q1-22 with 3.2 million available for repurchase.  Stable & competitive dividend  101st consecutive quarter  Historical Payout Ratio of 30% to 40%. (1) Tangible book value per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the Non-GAAP reconciliation in the Earnings Release for additional information. Q1-22 Growth Since 2013 Tangible Book Value per Common Share 1 29.3% Total Capital Return per Common Share 93.1%

. . . I N V E S T O R P R E S E N T A T I O N 13 Appendix

. . .OCFC’s Strong History of Credit Discipline 14 Global Financial Crisis Net Charge Offs (NCOs) / Avg. Loans (%) Hurricane Sandy (1) Source: S&P Global (2) Proxy and US Bank industry reporting is on a one quarter lag (3) Peer group disclosed in OCFC’s DEF-14A issued 4/20/21. This excludes UBNK due to the sale to People’s United and BPFH due to merger with SVB Financial Group. 1.00% -0.50 2.50% 1.50% 0.00% 2.00% 0.50% 3.00% 20102007 20112008 2009 2012 2013 2014 2015 20202016 2017 2018 2019 2021 OCFCUS Commercial Banks $10-50 bn 1, 2 Peer Group 1, 2, 3 OCFC’s 8 bps average NCO over the last four years is 77% lower than the 35 bps average NCO for US Commercial Banks $10-50 billion in size in the same period.

. . .Conservative Credit Risk Profile 15 2016 0.08% 0.01% 0.12% 0.05% 0.36% 0.05% 0.12% 0.21% 0.01% 0.11% 2017 0.03% 0.22% 0.00% 0.10% 0.05% 0.13% 2018 0.00% 0.04% 0.12% 0.12% 2019 0.07% 0.02% 0.30% 0.03% 0.11% 2020 2021 0.03% 0.02% 0.08% 0.35% 0.52% 0.31% 0.29% 0.47% 0.02% Q1-22 0.25% ResidentialCommercial & Industrial Commercial Real Estate Consumer (1) PCD loans are not included in the above metrics. Refer to Asset Quality section in the Earnings Release for additional information. (2) Source: S&P Global. (3) Peer group reporting is on a one quarter lag. Peer group disclosed in OCFC’s DEF-14A issued 4/20/21. This excludes UBNK due to the sale to People’s United and BPFH due to merger with SVB Financial Group. Q1-22 0.22% 0.22% 2018 0.45% 2016 0.54% 2017 0.25% 0.22% 2019 0.32% 2020 2021 Q4-21 Peer Group Average (0.47%)2,3 NPA/Assets Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . .Quarterly Credit Trends (1 of 2) 16 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans Net Charge-offs (NCOs) / (Recoveries) and Credit Loss Expense (Benefit) ($’000) 0.61% 0.26% 0.33% 0.76% Q1-21 0.30% 0.69% Q2-21 Q3-21 0.22% 0.57% Q4-21 0.18% 0.56% Q1-22 1.09% 0.99% 0.87% 0.79% 0.74% PCD & General Credit Marks ACL (620) (19) (92) 0.01% Q2-21 (280) 0.00% Q1-21 (386) 0.00% 224 Q3-21 0.00% Q4-21 0.00% Q1-22 (6,460) (3,179) (1,573) 1,851 Credit Loss Expense / (Benefit) Net Charge-offs / (Recoveries) NCOs / Average loans

. . . Stabilizing asset quality trends align with improving economic outlook. Quarterly Credit Trends (2 of 2) 17 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $91.6 million in Special Mention loans and $113.9 million of Substandard loans, $90.2 million (or 98.4%) and $99.5 million (or 87.4%) are current on payments, respectively. 106 0.30% 106 0.43% Q1-21 0.20% 0.41% 0.28% Q2-21 0.22% 0.29% 106 Q3-21 106 0.16% 106 Q4-21 0.25% 0.19% Q1-22 Non-performing loans to total loans Non-performing assets to total assets Non-performing loans OREO 34,128 31,680 23,344 18,948 23,180 188,981 182,926 158,469 148,451 120,045 150,221 129,955 98,687 91,607 91,611 Q1-21 Q3-21Q2-21 Q4-21 Q1-22 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

. . .Asset Growth Supplemented by Strategic M&A 18 ($ in millions) Target Closing Date Transaction Value Total Assets Colonial American Bank July 31, 2015 ~$12 million $142 million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding Company Inc. January 1, 2020 ~$113 million $798 million Partners Bancorp2 TBD ~$186 million $1,640 million Weighted average1: Price/Tangible Book Value 158%; Core Deposit Premium 9.0% 2,615 20192016 $495 5,167 $2,593 2018 $142 $1,907 $5,416 2015 2017 $2,044 2020 2021 Q1-22 $7,516 $8,246 $11,448 $11,740 12,165 Acquired Assets Organic Assets (1) At time of announcement. (2) Partners Bancorp acquisition is pending.

Northeast and Mid-Atlantic Expansion Opportunities[1]

- New Jersey is an attractive market.
  - Statewide total population of 9.3 million.
  - Most densely populated state.
  - 11th most populous state.
  - Median household income of $82,500.
- Significant opportunities for acquisitions to build customer base.
- Support expansion in Pennsylvania, Metropolitan New York, Boston, Baltimore, and Washington D.C.

Northeast U.S., DE, MD + D.C. Metro provides access to ~20% of the U.S. population


ME
VT
NH
MA
NY
RI
CT
Boston Region
New York Region
PA
NJ
New Jersey Region
Greater Philadelphia Region
MD
DC
DE
VA
Baltimore / D.C. Region

(1) Source: U.S. Census Bureau

19

OCEANFIRST

Experienced Management Team with Banking Expertise

Executive	Title	Years Experience[1]	Select Experience
Christopher D. Maher	Chairman & Chief Executive Officer	9	• Director of the Federal Reserve Bank of Philadelphia • Former President and CEO of Patriot National Bancorp • Former EVP at Dime Community Bancshares, Inc.
Joseph J. Lebel III	President & Chief Operating Officer	16	• Wachovia Bank • Member of the Board for the New Jersey Chamber of Commerce
Michael J. Fitzpatrick	Executive Vice President & Chief Financial Officer	30	• KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel & Corporate Secretary	12	• Thacher Proffitt & Wood • Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President & Chief Risk Officer	5	• Office of the Comptroller of the Currency • First Fidelity
Michele Estep	Executive Vice President & Chief Administrative Officer	14	• Sun National Bancorp • Key Bank
Karthik Sridharan	Executive Vice President & Chief Information Officer	3	• Citigroup • JP Morgan Chase • Bank of America

Substantial insider ownership of 11%[2], including Directors, Executive Officers, ESOP and OceanFirst Foundation.

(1) Represents years of experience at OceanFirst and includes years at acquired banks.
(2) As of 12/31/21.

20

OCEANFIRST

. . .Interest Rate Sensitivity (1 of 2) 21  OceanFirst Bank balance sheet is highly asset-sensitive. A measurable upward change in the rate environment could have a significant impact to our performance going forward. Economic Value of Equity (EVE)1 - % ChangeEarnings at Risk (EAR)1 - % Change -8 -6 -4 -2 0 2 4 6 +300 bps +100 bps+200 bps Base -100 bps 3.7%4.7% 5.0% -6.7% OceanFirst % Change -6 -4 -2 0 2 4 6 8 +100 bps 7.6% +200 bps+300 bps 5.3% 2.7% -4.2% Base -100 bps OceanFirst % Change Impact to Net Interest Income1 +$26.7MM +$18.4MM +$9.5MM -$14.7MM (1) Refer to the Quantitative and Qualitative Disclosures About Market Risk to be filed with the Form 10-Q for additional details.

. . .Interest Rate Sensitivity (2 of 2) 22 Rate Characteristics 78% 92% 55% 52% 66% 31% 91% 22% 45% 48% 34% 69% 9%8% Securities Consumer Loans BorrowingsTotal Assets (Weighted Avg) Mortgage Loans Commercial Loans (CRE & C&I) Deposits Core DepositsAdjustable/Floating Fixed Note: Data as of 3/31/22 3.3 4.3 3.0 2.5 3.1 1.1 Securities Total Assets (Weighted Avg) Commercial LoansMortgage Loans Consumer Loans Time Deposits Duration (Years) Asset and Liability Duration (Years)